UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 23, 2011

BTHC XV, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-52808	20-5456294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Underground Grand Canyon Linyi City, Yishui County, Shandong Province, China 276400
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:		+86 539-2553919

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On June 23, 2011, the Board of Directors of BTHC XV, Inc. (the “Company”) concluded that the financial statements of its wholly-owned subsidiary, Long Fortune Valley Tourism International Limited (“Long Fortune”), which was acquired through a share exchange transaction that closed on October 18, 2010, for the fiscal years ended December 31, 2009 and 2008 and for the nine months ended September 30, 2010 and 2009 will require restatement to adjust certain amounts related to Long Fortune’s accounting for income taxes and certain operating expenses, and accordingly should no longer be relied upon.  In addition, the adjustments, which are described in more detail below, required the Company to revise its financial statements for the fiscal year ended December 31, 2010 and for the three months ended March 31, 2011 and 2010 and, accordingly, these financial statements should no longer be relied upon as well.

The Company filed the first amendment to the financial statements of Long Fortune for the year ended December 31, 2009 and the nine months ended September 30, 2010 and 2009 as Exhibit 99.1 and Exhibit 99.2, respectively, to its Current Report on Form 8-K/A filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2011.  The revised financial statements for the year ended December 31, 2009 were also included in the Company’s Annual Report on Form 10-K filed with the SEC on April 15, 2011.  These revised financial statements included adjustments related to Long Fortune’s accounting for income taxes and certain operating expenses.

The Company plans to file further restated financial statements reflecting adjustments with respect to the fiscal year ended December 31, 2008, which adjustments will also affect the financial statements of Long Fortune for the fiscal year ended December 31, 2009 and the nine months ended September 30, 2010 and 2009, as well as to the Company’s financial statements for the fiscal year ended December 31, 2010 and the three months ended March 31, 2011 and 2010.  The revised financial statements will be included in the Company’s Current Report on Form 8-K/A, its Annual Report on Form 10-K/A and its Quarterly Report on Form 10-Q/A, each to be filed with the SEC.

The adjustments are being made to restate the following:

•
Income tax expenses and liabilities in order to comply with the PRC’s statutory tax rate for the fiscal years ended December 31, 2009, 2008 and all prior years since the Company’s PRC subsidiary was incorporated in 2004 and the nine months ended September 30, 2010 and 2009;

•	Rebates to travel agencies as a reduction of revenue for the nine months ended September 30, 2010;
•	Accrued liabilities and costs and expenses to account for expenses in the correct period;
•	Reclassifications between assets and liabilities accounts; and
•	Other miscellaneous adjustments.

Investors are cautioned that the Company’s review of its accounting is ongoing.  Upon completion of its review, the Company may conclude that additional adjustments to Long Fortune’s or its financial statements for the periods disclosed above are necessary, that the proper adjustments are different in amount or type from those above, or that changes to financial statements for other prior periods may be necessary.

The Company’s senior management and its Board of Directors have discussed the matters described herein with the Company’s current independent registered public accounting firm, MaloneBailey, LLP, and its prior independent registered public accounting firm, Zhonglei Certified Public Accountants Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 27, 2011

BTHC XV, INC.

By: /s/ Zhang Shanjiu
Name: Zhang Shanjiu
Title: Chairman, President and
Chief Executive Officer